SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    ---------

                                   FORM 8-K/A

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2008

                                ----------------

                         First Federal Bankshares, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                    0-25509                    42-1485449
   --------                     -------                   ----------
(State or other jurisdiction    (Commission File No.)    (I.R.S. Employer
        of incorporation)                                 Identification No.)

                    329 Pierce Street, Sioux City, Iowa 51101
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                    (Address of principal executive offices)

                                 (712) 277-0200
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications  pursuant to Rule 425 under the securities Act (12
     C.F.R. 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-2 under the  Exchange Act (17
     C.F.R. 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-(c))


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Item 4.02.  Non-Reliance on Previously Issued Financial  Statements or a Related
Audit Report or Completed Interim Review.

This filing on Form 8-K/A is intended to amend the Form 8-K filed by First Federal Bankshares, Inc. (the "Company") on February 25, 2008 and the Form 8-K filed by the Company on May 16, 2008.

In the Form 8-K filed by the Company on February 25, 2008, the Company disclosed the conclusion of the Company's Audit Committee that the Company's Unaudited Consolidated Statements of Financial Condition, Unaudited Consolidated
Statements of Changes in Stockholders' Equity, and Unaudited Consolidated Statements of Comprehensive Income as of and for the three and six month periods ended December 31, 2007, should no longer be relied upon. As disclosed in that filing, the Company determined to file an amended Form 10-Q that would include a restatement of such financial statements. The restatement was necessitated by an error in determining the fair value of one of the Company's trust-preferred pooled securities, which was included in the Company's available-for-sale securities. The error was due to inaccurate pricing information from the third party entities that provide this information to the Company.

Subsequent to the filing of the February 25, 2008 Form 8-K, the Company entered into discussions with the staff of the Securities and Exchange Commission regarding the impairment of this security. As a result of these discussions, on May 13, 2008, the Audit Committee, upon the recommendation of management, concluded that the impairment of the security as of December 31, 2007, was "other than temporary" due to the severity and duration of the decline in the security's fair value. As such, the Audit Committee and management of the Company concluded that, in addition to the financial statements referred to in the previous paragraph, the Company's Consolidated Statements of Income and Consolidated Statements of Cash Flows for the three- and six-month periods ended December 31, 2007 also should no longer be relied upon. That conclusion was reported on by the Company in the Form 8-K filed by the Company on May 16, 2008. The Company restated these financial statements, as well as the financial statements referred to in the previous paragraph, in an amended Form 10-Q that was filed with the Securities and Exchange Commission on May 16, 2008.

The Audit Committee discussed the matters described above with the Company's independent accountant.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits: None


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          FIRST FEDERAL BANKSHARES, INC.

DATE:  May 19, 2008                  By:  /s/Michael W. Dosland
                                          ---------------------
                                          Michael W. Dosland
                                          President and Chief Executive Officer


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